Exhibit 99.2

SingleSource Diligence Solutions Utah, LLC d/b/a Resolute Diligence Solutions 6546 North Landmark Drive Suite E, Park City, UT 84098 714.614.2974 legal@setpoint.io

AUGUST 26, 2024 EXECUTIVE SUMMARY
Third Party Due Diligence Review
Toorak 2024-RRTL2
Overview
Resolute Diligence Solutions (“Resolute”), a third-party due diligence provider, performed the review described below on behalf of its client, Toorak Capital Partners (“Client”). The review included a total of 17 business purpose, residential mortgage loans, in connection with the securitization identified as Toorak 2024-RRTL2 (the “Securitization”).  The review began in April 2024 and concluded in August of 2024.
Scope of Review
I. Credit Review Resolute performed a “Credit Review” to assess conformity with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.
The Credit Review attempted to confirm the following:
• Loan Application: Complete loan application is present in the loan file for all borrowers/guarantors
• Credit Report: Credit report in file for all borrowers and meets guideline seasoning requirements
• Background Report: Background report in file for all borrowers and meets guidelines for no foreclosures, bankruptcies, felonies, liens or judgements and contains OFAC clearance
• Track Record: Confirm borrowers previous experience based on guidelines and seasoning
• Asset Documentation: Confirmation of presence of asset documentation requirements relative to loan type and guideline requirements for verification of closing funds and reserves
• Insurance Certification: Verify that the loan file contains a copy of the hazard insurance certificate for the subject property and that flood insurance is also documented when required
• Property Valuation: Confirm the presence of a complete appraisal report and supporting secondary independent estimate of value

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Commercial Borrower Organizing Documentation: Confirm the presence an Operating Agreement, Bylaws, related amendments and filings or other organizing and operating documentation relative to the commercial borrower entity

•	Articles of Incorporation/Certificate of Formation: Confirm that each loan file contains a copy of the Articles of Incorporation established registration within the state of operation

•
Certificate of Good Standing: Confirm that each borrowing entity is active in the state of registration by confirming the presence of a web print out or certification of good standing for the state in the file.  OFAC search of the entity is also reviewed

•	Borrower Authority / Consent of Members: Confirm that the loan file contains evidence that the individual executing the loan agreements has signing authority on behalf of the borrowing entity

II.
Legal Documentation: A review of the documentation required to secure the lender’s interest in the loan and the borrower(s)’ obligations thereunder was conducted with the purpose of validating their presence in the mortgage loan file and sufficiency of execution:

•
Note/Loan Agreement/Security Instrument/Extension: Verification of the presence of the note, loan agreement or security instruments as applicable and that the agreement is property executed by all parties. Confirm that all applicable allonges or addenda to the note are evidenced in the loan file and duly executed by all responsible parties. If the subject loan has reached or is nearing maturity confirm that an extension agreement is present and duly executed by all required parties

•
Mortgage/Deed of Trust/Assignment of Rents: Verify that a mortgage or deed of trust is in file and is duly executed and notarized and that is contains all applicable riders including an assignment of rents

•	Power of Attorney: If closing docs are executed by a POA confirm that the POA complies with all applicable underwriting and legal requirements inclusion those for timing, form, authority and execution

•
Personal Guaranty: Verify that the requisite individual ownership percentage of a commercial entity borrower as stipulated within Client or lender underwriting guidelines has provided a personal guaranty for the loan

•
Affidavit of Commercial Purpose/Non-Owner Occupancy Certificate: Verify that each file contains a borrower statement verifying that the loan is for commercial purpose and that the subject property will not be owner occupied

•	Title Policy: Confirmation that the file contains evidence of title insurance and that the title is free from material defects that would affect lien position

•	Deed for Conveyance of Title: Confirm that the applicable Grant or Warranty Deed is evidenced in the loan file and properly conveys interest in the subject property

•	Purchase Contract: If applicable, confirm the presence of a valid and executed Purchase and Sale Agreement along with any counter offers and modified terms of sale

•	Settlement Statement: As applicable based on loan type and origination date, confirm the presence of a final settlement statement in the mortgage loan file

•	Rehabilitation Budget: As applicable based on loan type, confirm the presence of a rehabilitation budget in the mortgage loan file

III.	Guidelines: The Underwriting guidelines are specified by Client served as the criteria under which each loan qualification review took place. Qualifications criteria includes:

•	Borrower/Guarantor Eligibility: Review each borrower to ensure that they meet eligibility requirements of underwriting guidelines

•	Assets: Validate that the mortgage loan file contains adequately qualified verification of assets to meet underwriting standards based on guideline eligibility requirements

•	Credit History: Review the borrower credit reports and any supplemental credit history documentation to verify whether the borrower met guideline requirements

•
Credit scores: Review each borrower/guarantor credit report to validate that the credit score used in qualification is accurate and whether it meets minimum loan qualification and underwriting standards as specified in the underwriting guidelines

•
Occupancy: Confirm that the occupancy of the subject property used for qualification of the loan is accurate and compliant with guideline requirements. Confirm that the borrower has executed an affidavit of commercial/business purpose and that no other documentation that shows the subject property might be a primary residence.

•
Loan-to-Value Ratio: Recalculate the Loan-to-Value Ratio utilizing the Purchase Contract, Property Valuations and/or Loan Agreements to determine whether initial, as-is and as-repaired LTV and CLTV meet loan qualification based on the calculation methods set forth in underwriting guidelines

•
Loan-to-Cost Ratios: Recalculate the Loan-to-Cost utilizing the Purchase Contract and Settlement Statement to determine whether LTC meets loan qualification based on the calculation methods set forth in underwriting guidelines

•	Insurance: Confirm the adequacy of hazard insurance coverage and, if required based on flood zone, confirm the presence and adequacy of flood insurance coverage and premiums

•	Compensating Factors: Review and validate any compensating factors used in the qualification of the loan and in consideration of loan level underwriting guideline exceptions

•
Letters of Explanation: Confirm the presence of Letters of Explanation (LOX) where required per underwriting guidelines and that each such LOX adequately addresses the eligibility scenario under question

•	Exception Approvals: Confirm that any exceptions to underwriting guidelines and/or investor guideline overlays were fully documented, properly approved, and supported

•
Misrepresentation / Fraud Review: Validate that an independent third-party fraud report was obtained for each guarantor when required by underwriting guidelines and that red flags on third party fraud reports have been reviewed

IV. Valuation Review: Resolute performed a “Valuation Review” which included the following:
a. Review the original appraisal and all additional property valuation documentation to determine whether source, format and type meet program and guideline eligibility requirements
b. Confirm that the property type is an eligible property type per program standards and underwriting guidelines
c. Confirm as applicable that an independent supplemental third-party valuation was received and is within allowable tolerance of the original qualifying value
d. Assess rental income schedules
e. Confirm that property standards conform to underwriting guidelines requirements
f. Determine whether the property is adequately constructed and the appraisal is on an “as is basis” or consistent with the scope of rehabilitation
g. Review and determine whether the appraisal was performed on appropriate form that meets program and guideline eligibility requirements
h. Review property for functional obsolescence
i. Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed
Resolute applied a cascade methodology to determine if the original appraised value total was reasonably supported when compared to an independent third-party valuation product. For loans reviewed in a post-close valuation review (17 loans), the origination value was based the following products:

Primary Valuation Product	Count
1004	14
1025	1
1073	1
BPO	0
Other	1

Of the 17 loans, 14 had 1004 appraisals, 1 had a 1025 appraisal, 1 had a 1073 appraisal, 0 were BPOs and 1 were narrative/other valuations.

Resolute also reviewed Secondary Reconciliation Reports provided by SitusAMC, using the same grading methodology for valuations. Confirming property address, report date, as-is and as-repaired values are within a 10% threshold. All 17 loans re-reviewed met the 10% threshold requirement.

Secondary Reconciliation Reviews	Count/Property	Outside 10% Threshold
SitusAMC - Desktop	23	-
SitusAMC - Desktop - Commercial	1	-

Loan Grading: Each loan reviewed by Resolute is given a score and then Grade based on document/credit reviews, guideline review, valuation review and then an overall grade.

Grade Description	Score	Document/Credit	Guidelines	Valuation	Overall
No Exceptions	1	A	A	A	A
1 Exception	2	B	B	B	B
2-3 Exceptions	3	C	C	C	C
3+ Exceptions	4	D	D	D	D

Overall Grade
Grades	Number of Mortgage Loans	% of Mortgage Loans	Original Principal Balance
A	17	100.00%	14,748,844.00
B	-	0.00%	-
C	-	0.00%	-
D	-	0.00%	-

Credit Grade
Grade
A	17
B	-
C	-
D	-

Valuation Grade - per property
Grade
A	24
B	-
C	-
D	-